(PAGE NUMBERS REFER TO PAPER DOCUMENT ONLY.)

EXHIBIT 10.43

           SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
           ----------------------------------------------

     THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 8th day of November, 2001, by and among CPI CORP., a Delaware corporation
(the "Borrower"), U.S. BANK NATIONAL ASSOCIATION (which was formerly known as Firstar Bank, N.A., which is the successor by merger to Firstar Bank Missouri, National Association) and COMMERCE BANK, NATIONAL ASSOCIATION (collectively, the "Banks") and U.S. BANK NATIONAL ASSOCIATION (which was formerly known as Firstar Bank, N.A., which is the successor by merger to Firstar Bank Missouri, National Association), as agent for the Banks (in such capacity, the "Agent").

                              WITNESSETH:
                              ----------

     WHEREAS, Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement dated as of June 27, 2000, as amended by that certain First Amendment to Revolving Credit Agreement dated as of July 20, 2001 (as so amended, the "Revolving Credit Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Revolving Credit Agreement as amended by this Amendment); and

     WHEREAS, Borrower, the Banks and the Agent desire to amend the Revolving Credit Agreement in the manner hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

     1. All references in the Revolving Credit Agreement and the other Transaction Documents to "Firstar", "Firstar Bank, N.A." and/or "Firstar Bank Missouri, National Association" and any other references of similar import shall henceforth mean U.S. Bank National Association (which was formerly known as Firstar Bank, N.A., which is the successor by merger to Firstar Bank Missouri, National Association).

     2. Section 5.02(o)(i) of the Revolving Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:




          "(i) MINIMUM CONSOLIDATED EBITDA. Borrower will have a Consolidated EBITDA of at least (A) $37,000,000.00 during the four (4) consecutive fiscal quarter period of Borrower ending November 10, 2001, (B) $37,000,000.00 during the four (4)
     consecutive fiscal quarter period of Borrower ending
     February 2, 2002, and (C) $39,000,000.00 during each four (4) consecutive fiscal quarter period of Borrower ending on or after April 27, 2002."

     3. Borrower hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Agent in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of Borrower's existing credit facilities with the Agent and the Banks (collectively, the "Loan Documents"). Borrower further agrees to pay or reimburse the Agent and the Banks for (a) any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Loan Documents and (b) the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches. All of the obligations of Borrower under this paragraph shall survive the payment of the Borrower's Obligations and the termination of the Revolving Credit Agreement.

     4. All references in the Revolving Credit Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Revolving Credit Agreement as amended by this Amendment.
























     5. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Revolving Credit
Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

     6. This Amendment shall be binding upon and inure to the benefit of Borrower, the Banks and the Agent and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Revolving Credit Agreement as amended by this Amendment.

     7. Borrower hereby represents and warrants to the Agent and each of the Banks that:

          (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent or approval of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

          (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property or assets is bound or to which Borrower or any of its Property or assets is subject;

          (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (d) all of the representations and warranties made by Borrower and/or any other Obligor in the Revolving Credit Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment; and



          (e) as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Revolving Credit Agreement has occurred and is continuing.

     8. In the event of any inconsistency or conflict between this Amendment and the Revolving Credit Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

     9. This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri
(without reference to conflict of law principles).

     10. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE REVOLVING CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH REVOLVING

                              2

CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS AMONG BORROWER, THE BANKS AND THE AGENT, EXCEPT AS BORROWER, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

     11. Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

          (a) this Amendment, duly executed by Borrower and each of the Banks;

          (b) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment;

          (c) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing this Amendment; and

          (d) certificates of corporate good standing of Borrower issued by the Secretaries of States of the States of Delaware and Missouri.






     IN WITNESS WHEREOF, Borrower, the Banks and the Agent have executed this Second Amendment to Revolving Credit Agreement as of the 8th day of November, 2001.

                              CPI CORP.


                              By: /s/ Barry Arthur
                                  ------------------------------
                                      Barry Arthur
                              Title:  Chief Financial Officer
                                  ------------------------------

                              U.S. BANK NATIONAL ASSOCIATION


                              By: /s/ Joseph L. Sooter
                                  ------------------------------
                                      Joseph L. Sooter
                              Title:  Vice President
                                    ----------------------------

                              COMMERCE BANK, NATIONAL ASSOCIATION


                              By: /s/ Robert M. Sander
                                  -----------------------------
                                      Robert M. Sander
                              Title:  Assistant Vice President
                                    ---------------------------

                              U.S. BANK NATIONAL ASSOCIATION,
                               as Agent


                              By: /s/ Joseph L. Sooter
                                  ----------------------------
                                      Joseph L. Sooter
                              Title:  Vice President
                                    --------------------------










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